UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 7, 2022

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

EPAM Provides Update on the Repositioning of its Global Delivery Capabilities

EPAM Systems, Inc. (“EPAM” or the “Company”) announced today that it has begun the process of exiting its operations in Russia. This decision follows the Company’s previous announcement to discontinue service for customers in Russia in response to the ongoing unlawful and unconscionable attack on the people of Ukraine. This effort will be completed in phases over the next three months, in close collaboration with the Company’s employees, contractors, and customers.
Consistent with the Company’s business continuity plans, which were activated in February 2022, EPAM is accelerating the transition of its Russia-based operations through active employee relocations. Currently, a significant number of employees have already relocated, and the Company expects that substantially more Russia-based employees will relocate to delivery locations outside the country. EPAM expects to continue operating in Belarus, while also progressing with Belarus specific business continuity plans.
Additionally, the Company’s accelerated hiring across Europe, Central Asia, India and Latin America will further advance the geographic diversification of EPAM’s global network.
EPAM continues to support all of its Ukraine employees and their families with offers of assistance and mobility, as needed. Of EPAM’s more than 14,000 Ukraine-based employees, the vast majority are in safe locations and operating at levels of productivity consistent with those achieved in 2021. EPAM stands with Ukraine and on March 4, 2022, announced a $100 million humanitarian commitment to support its employees and their families in the country. EPAM continues to work in conjunction with its people, customers, and partners as a global community to help Ukraine and the people of Ukraine everywhere.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2022

By:	/s/ Jason Peterson
Name:	Jason Peterson
Title:	Senior Vice President, Chief Financial Officer and Treasurer